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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2002

                              PANERA BREAD COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-19253                         04-2723701
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer Identification No.)
         Incorporation)

         6710 CLAYTON ROAD                                         63117
        RICHMOND HEIGHTS, MO                                     (Zip Code)
(Address of principal executive offices)

                                  314-633-7100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated August 29, 2002, announcing its comparable store sales for the four and thirty-two weeks ended August 10, 2002.

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PANERA BREAD COMPANY

                                 By: /s/ William W. Moreton
                                     -----------------------------------------
                                     Name:  William W. Moreton
                                     Title: Executive Vice President and Chief
                                            Financial Officer

Date: August 29, 2002

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EXHIBIT INDEX

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
Exhibit No.                           Exhibit
-----------                           -------
   99.1             Panera Press Release, dated August 29, 2002.
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